Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 10,104.60
Total Fee Amount	10,104.60
Total Transaction Valuation	66,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00